Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Second-Quarter and Six-Month 2018 Earnings

Net income growth of 34% and loan growth of 16%

DEFIANCE, Ohio, July 19, 2018 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking and wealth management, today reported earnings for the second-quarter ended June 30, 2018.

Second-quarter 2018 highlights over prior-year second quarter include:

•	Total assets increased to $944.8 million, up $97.1 million, or 11.5 percent
•	Net income of $3.1 million, an increase of 34.1 percent
•	Operating revenue of $12.7 million, up $1.2 million, or 10.9 percent
•	Return on average assets of 1.35 percent, up 26 basis points, or 23.9 percent
•	Diluted earnings per share (EPS) of $0.40, an increase of $0.03 per share, or 8.1 percent

Six months ended June 30, 2018, highlights over prior-year six months include:

•	Net income of $5.6 million, an increase of $1.3 million, or 29.0 percent
•	Operating revenue of $24.6 million, up $2.9 million, or 13.3 percent
•	Return on average assets of 1.21 percent, up 18 basis points, or 17.5 percent
•	Diluted EPS of $0.75, an increase of $0.07 per share, or 10.3 percent

Second-quarter 2018, trailing twelve-month highlights include:

•	Loan growth of $101.7 million, or 15.6 percent
•	Deposit growth of $45.5 million, or 6.4 percent
•	Mortgage origination volume of $109.5 million, an increase of $11.7 million, or 11.9 percent; servicing portfolio of $1.03 billion, up $0.08 billion, or 8.2 percent

Highlights	Three Months Ended			Six Months Ended
($ in thousands, except per share & ratios)	Jun. 2018	Jun. 2017	% Change	Jun. 2018	Jun. 2017	% Change
Operating revenue	$12,673	$11,425	10.9%	$24,616	$21,733	13.3%
Interest income	9,731	7,966	22.2	18,583	15,380	20.8
Interest expense	1,307	1,003	30.3	2,459	1,911	28.7
Net interest income	8,424	6,963	21.0	16,124	13,469	19.7
Noninterest income	4,249	4,462	-4.8	8,492	8,264	2.8
Noninterest expense	8,579	7,806	9.9	17,206	15,188	13.3
Net income	3,107	2,317	34.1	5,560	4,310	29.0
Earnings per diluted share	0.40	0.37	8.1	0.75	0.68	10.3
Net interest margin (FTE)	4.14%	3.73%	11.0	3.89%	3.66%	6.3
Return on average assets	1.35%	1.09%	23.9	1.21%	1.03%	17.5
Return on average equity	10.02%	10.45%	-4.1	9.64%	9.80%	-1.6

“SB Financial Group’s second-quarter net income was up 34 percent compared to the prior-year quarter,” said Mark A. Klein, Chairman, President and CEO of SB Financial. Our operating results included a very strong loan growth quarter, as we added over $46 million. From the prior year, our loan book is up nearly $102 million. This growth coincided with a further reduction in our nonperforming assets to 34 basis points.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 10.9 percent from the second quarter of 2017, and up 6.1 percent from the linked quarter.

•	Net interest income was up 21.0 percent from the year-ago quarter, and up 9.4 percent from the linked quarter.

•	Net interest margin (FTE) was up 41 basis points from the year-ago quarter, and up 28 basis points from the linked quarter.

•	Noninterest income was down 4.8 percent from the year-ago quarter, and flat to the linked quarter.

Mortgage Loan Business

Mortgage loan originations for the second quarter of 2018 were $109.5 million, up $11.7 million, or 11.9 percent, from the year-ago quarter. Total sales of originated loans were $79.2 million, down $0.8 million, or 1.1 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.3 million for the second quarter of 2018, compared to $2.3 million for the year-ago quarter. The mortgage servicing valuation adjustment for the second quarter 2018 was a negative $0.02 million, compared to a negative adjustment of $0.04 million for the second quarter of 2017. The aggregate servicing valuation impairment ended the quarter at $0.08 million. The mortgage-servicing portfolio at June 30, 2018, was $1.03 billion, up $0.08 billion, or 8.2 percent, from $0.95 billion at June 30, 2017.

Mr. Klein noted, “Our residential mortgage business rebounded nicely this quarter. Due to the rate curve, more of our clients chose variable rate products, which drove our portfolio balances higher. We have continued to add origination staff in our growth markets.”

Mortgage Banking
($ in thousands)	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017	Jun. 2017
Mortgage originations	$109,466	$58,485	$72,102	$89,217	$97,804
Mortgage sales	79,162	40,589	53,825	76,919	80,038
Mortgage servicing portfolio	1,030,780	1,004,728	994,915	979,251	952,364
Mortgage servicing rights	10,633	10,196	9,907	9,560	9,217

Mortgage servicing revenue:
Loan servicing fees	636	625	617	605	583
OMSR amortization	(367)	(246)	(269)	(343)	(303)
Net administrative fees	269	379	348	262	280
OMSR valuation adjustment	(22)	92	117	(35)	(39)
Net loan servicing fees	247	471	465	227	241
Gain on sale of mortgages	2,058	1,100	1,608	2,211	2,063
Mortgage banking revenue, net	$2,305	$1,571	$2,073	$2,438	$2,304

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees, residential loan sales and the sale of Small Business Administration loans (SBA). SBA activity for the quarter consisted of total loan volume of $0.9 million and gains of $0.1 million. Wealth management assets under the Company’s care stood at $407.6 million as of June 30, 2018. For the second quarter of 2018, noninterest income as a percentage of total revenue was 33.5 percent.

2

For the second quarter of 2018, noninterest expense (NIE) of $8.6 million was up $0.8 million, or 9.9 percent, compared to the same quarter last year. Compared to the linked quarter, NIE was down less than $0.1 million.

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017	Jun. 2017
Noninterest Income (NII)	$4,249	$4,243	$4,092	$4,861	$4,462
NII / Total Revenue	33.5%	35.5%	34.8%	40.1%	39.1%
NII / Average Assets	1.8%	1.9%	1.9%	2.3%	2.1%

Noninterest Expense (NIE)	$8,579	$8,627	$8,106	$8,284	$7,806
Efficiency Ratio	67.7%	72.2%	69.0%	68.3%	68.3%
NIE / Average Assets	3.7%	3.8%	3.7%	3.9%	3.7%
Net Noninterest Expense	-1.9	-1.9	-1.8	-1.6	-1.6

Balance Sheet

Total assets as of June 30, 2018, were $944.8 million, up $97.1 million, or 11.5 percent, from a year ago. Total equity as of June 30, 2018, was $125.1 million, up 40.5 percent from a year ago, and comprised 13.2 percent of total assets. Both the equity and total assets reflect the $30 million common capital raise completed in the first quarter of 2018.

Total loans held for investment were $753.3 million at June 30, 2018, up $101.7 million, or 15.6 percent, from June 30, 2017. Commercial real estate loans were up $54.2 million, or 18.3 percent, with residential real estate rising $35.6 million, or 25.9 percent.

The investment portfolio of $93.7 million, including Federal Reserve Bank and Federal Home Loan Bank stock, represented 9.9 percent of assets at June 30, 2018, and was down 12.6 percent from the year-ago period. Deposit balances of $752.9 million at June 30, 2018, increased by $45.5 million, or 6.4 percent, since June 30, 2017. Growth from the prior year included $9.0 million in checking and $36.5 million in savings and time deposit balances.

3

Mr. Klein stated, “The disciplined efforts of our business development team is evident in the level of loan growth this quarter and compared to the prior year. Expanding our loan portfolio by nearly 16 percent in the last year is a tremendous accomplishment. While SBA production slowed in the quarter, we have originated over $18 million in the last 12 months. We continue to be encouraged by the strength of our loan pipelines. Additionally, we continued to improve asset quality in the quarter, with net charge offs at just 1 basis point and nonperforming assets at 34 basis points.”

Loan Balance						Annual
($ in thousands, except ratios)	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017	Jun. 2017	Growth
Commercial	$115,140	$107,579	$102,041	$104,723	$107,319	$7,821
% of Total	15.3%	15.2%	14.6%	15.5%	16.5%	7.3%
Commercial RE	350,266	338,586	332,154	319,764	296,116	54,150
% of Total	46.5%	47.9%	47.7%	47.4%	45.4%	18.3%
Agriculture	52,466	50,266	51,947	51,140	52,107	359
% of Total	7.0%	7.1%	7.5%	7.6%	8.0%	0.7%
Residential RE	172,773	151,820	150,854	141,296	137,214	35,559
% of Total	22.9%	21.5%	21.7%	20.9%	21.1%	25.9%
Consumer & Other	62,640	58,956	59,619	58,152	58,833	3,807
% of Total	8.3%	8.3%	8.6%	8.6%	9.0%	6.5%
Total Loans	$753,285	$707,207	$696,615	$675,075	$651,589	$101,696
Total Growth Percentage						15.6%

Deposit Balance						Annual
($ in thousands, except ratios)	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017	Jun. 2017	Growth
Non-Int DDA	$131,125	$132,919	$135,592	$124,840	$124,213	$6,912
% of Total	17.4%	17.8%	18.6%	17.4%	17.6%	5.6%
Interest DDA	129,486	137,893	131,079	130,513	127,409	2,077
% of Total	17.2%	18.4%	18.0%	18.2%	18.0%	1.6%
Savings	118,108	116,820	103,267	103,530	104,720	13,388
% of Total	15.7%	15.6%	14.2%	14.4%	14.8%	12.8%
Money Market	151,228	143,679	141,844	140,647	130,987	20,241
% of Total	20.1%	19.2%	19.4%	19.6%	18.5%	15.5%
Certificates	222,932	217,484	217,818	217,277	220,004	2,928
% of Total	29.6%	29.0%	29.9%	30.3%	31.1%	1.3%
Total Deposits	$752,879	$748,795	$729,600	$716,807	$707,333	$45,546
Total Growth Percentage						6.4%

Asset Quality

SB Financial maintained its high-performing peer asset quality level during the quarter, reporting nonperforming assets of $3.2 million as of June 30, 2018, down $0.7 million, or 17.2 percent, from the year-ago quarter. SB Financial’s nonperforming assets to total assets ratio of 0.34 percent is in the top quartile of its 65-bank peer group. The coverage of problem loans by the loan loss allowance was at 264 percent at June 30, 2018, up from 205 percent at June 30, 2017.

4

Summary of Nonperforming Assets						Annual
($ in thousands, except ratios)	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017	Jun. 2017	Growth
Commercial & Agriculture	$33	$35	$121	$125	$132	$(99)
% of Total Com./Ag. loans	0.02%	0.02%	0.08%	0.08%	0.08%	-75.0%
Commercial RE	234	487	1,322	1,029	1,049	(815)
% of Total CRE loans	0.07%	0.14%	0.40%	0.32%	0.35%	-77.7%
Residential RE	1,634	1,714	1,123	1,074	1,115	519
% of Total Res. RE loans	0.95%	1.13%	0.74%	0.76%	0.81%	46.5%
Consumer & Other	221	85	138	153	154	67
% of Total Con./Oth. loans	0.35%	0.14%	0.23%	0.26%	0.26%	43.5%
Total Nonaccruing Loans	2,122	2,321	2,704	2,381	2,450	(328)
% of Total loans	0.28%	0.33%	0.39%	0.35%	0.38%	-13.4%
Accruing Restructured Loans	1,101	1,115	1,129	1,258	1,366	(265)
Total Growth (%)						-19.4%
Total Nonaccruing & Restructured Loans	$3,223	$3,436	$3,833	$3,639	$3,816	$(593)
% of Total loans	0.43%	0.49%	0.55%	0.54%	0.59%	-15.5%
Foreclosed Assets	16	70	26	94	94	(78)
Total Growth (%)						-83.0%
Total Nonperforming Assets	$3,239	$3,506	$3,859	$3,733	$3,910	$(671)
% of Total assets	0.34%	0.38%	0.44%	0.43%	0.46%	-17.2%

Webcast and Conference Call

The Company will hold a related conference call and webcast on July 20, 2018, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 20 banking centers; 19 in nine Ohio counties and one center in Fort Wayne, Indiana, and 25 full-service ATMs. The Company has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2018, SB Financial was ranked #72 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

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5

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	June	March	December	September	June
($ in thousands)	2018	2018	2017	2017	2017

ASSETS
Cash and due from banks	$24,413	48,329	26,616	28,258	21,385

Securities available for sale, at fair value	89,911	91,987	82,790	85,304	103,347
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748

Total investment securities	93,659	95,735	86,538	89,052	107,095

Loans held for sale	7,551	8,893	3,940	7,663	9,437

Loans, net of unearned income	753,285	707,207	696,615	675,075	651,589
Allowance for loan losses	(8,494)	(8,219)	(7,930)	(7,760)	(7,825)

Net loans	744,791	698,988	688,685	667,315	643,764

Premises, equipment and software, net	21,683	21,776	21,277	21,271	20,740
Cash surrender value of life insurance	16,656	16,567	16,479	13,692	13,859
Goodwill & other intangibles	16,406	16,409	16,411	16,414	16,417
Foreclosed assets held for sale, net	16	70	26	94	94
Mortgage servicing rights	10,633	10,196	9,907	9,560	9,217
Accrued interest receivable	2,000	1,925	1,825	1,880	1,411
Other assets	6,977	6,753	4,923	5,263	4,249

Total assets	$944,785	925,641	876,627	860,462	847,668

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$131,125	132,919	135,592	124,840	124,213
Interest bearing demand	129,486	137,893	131,079	130,513	127,409
Savings deposits	118,108	116,820	103,267	103,530	104,720
Money market deposits	151,228	143,679	141,844	140,647	130,987
Time deposits	222,932	217,484	217,818	217,277	220,004

Total deposits	752,879	748,795	729,600	716,807	707,333

Repurchase agreements	18,191	14,505	15,082	11,343	11,175
Advances from Federal Home Loan Bank	26,500	18,500	18,500	20,500	20,500
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	685	633	592	611	563
Other liabilities	11,116	9,999	8,543	9,982	8,756

Total liabilities	819,681	802,742	782,627	769,553	758,637

Equity
Preferred shares	13,983	13,983	13,983	13,983	13,983
Common shares	40,481	40,481	12,569	12,569	12,569
Additional paid-in capital	15,098	15,189	15,405	15,335	15,260
Retained earnings	59,503	57,162	55,439	51,991	49,851
Accumulated other comprehensive income (loss)	(1,240)	(941)	(141)	335	340
Treasury shares	(2,721)	(2,975)	(3,255)	(3,304)	(2,972)

Total equity	125,104	122,899	94,000	90,909	89,031

Total liabilities and equity	$944,785	925,641	876,627	860,462	847,668

6

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
	2018	2018	2017	2017	2017	2018	2017
Interest income
Loans
Taxable	$8,968	8,140	8,096	7,653	7,243	17,108	14,043
Nontaxable	36	21	23	21	21	57	41
Securities
Taxable	612	573	514	532	569	1,186	1,030
Nontaxable	115	117	129	132	133	232	266
Total interest income	9,731	8,851	8,762	8,338	7,966	18,583	15,380

Interest expense
Deposits	1,091	975	938	907	863	2,066	1,611
Repurchase Agreements & Other	6	10	2	4	6	16	10
Federal Home Loan Bank advances	110	79	85	86	63	189	149
Trust preferred securities	100	87	83	78	71	188	141
Total interest expense	1,307	1,151	1,108	1,075	1,003	2,459	1,911

Net interest income	8,424	7,700	7,654	7,263	6,963	16,124	13,469

Provision for loan losses	300	300	200	-	200	600	200

Net interest income after provision for loan losses	8,124	7,400	7,454	7,263	6,763	15,524	13,269

Noninterest income
Wealth Management Fees	710	739	718	688	704	1,449	1,371
Customer service fees	675	644	690	674	667	1,319	1,307
Gain on sale of mtg. loans & OMSR's	2,058	1,100	1,608	2,211	2,063	3,158	3,313
Mortgage loan servicing fees, net	247	471	465	227	241	718	624
Gain on sale of non-mortgage loans	150	660	179	294	369	810	799
Data service fees	-	-	179	182	184	-	377
Net gain on sales of securities	-	-	-	119	-	-	-
Gain/(loss) on sale/disposal of assets	60	(39)	(4)	8	-	21	2
Other income	349	668	257	458	234	1,017	471
Total non-interest income	4,249	4,243	4,092	4,861	4,462	8,492	8,264

Noninterest expense
Salaries and employee benefits	5,201	4,939	4,749	4,844	4,667	10,140	9,053
Net occupancy expense	561	649	582	566	552	1,209	1,112
Equipment expense	637	829	748	688	683	1,466	1,324
Data processing fees	418	438	363	429	396	856	766
Professional fees	504	419	492	502	417	923	780
Marketing expense	203	221	153	180	206	425	401
Telephone and communication	128	122	113	120	113	250	229
Postage and delivery expense	63	74	118	103	59	137	233
State, local and other taxes	176	186	164	198	170	362	337
Employee expense	220	166	227	242	183	386	328
Other expenses	468	584	397	412	360	1,052	625
Total non-interest expense	8,579	8,627	8,106	8,284	7,806	17,206	15,188

Income before income tax expense	3,794	3,016	3,440	3,840	3,419	6,810	6,345

Income tax expense (benefit)	687	563	(592)	1,117	1,102	1,250	2,035
Net income	$3,107	2,453	4,032	2,723	2,317	5,560	4,310

Preferred Share Dividends	244	244	244	244	244	488	488

Net income available to common shares	2,863	2,209	3,788	2,479	2,073	5,072	3,822

Common share data:
Basic earnings per common share	$0.45	0.40	0.79	0.52	0.43	0.85	0.79
Diluted earnings per common share	$0.40	0.35	0.64	0.43	0.37	0.75	0.68

Average shares outstanding ($ in thousands):
Basic:	6,489	5,519	4,790	4,797	4,827	5,936	4,839
Diluted:	8,003	7,055	6,329	6,326	6,351	7,454	6,366

7

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
SUMMARY OF OPERATIONS	2018	2018	2017	2017	2017	2018	2017

Net interest income	$8,424	7,700	7,654	7,263	6,963	16,124	13,469
Tax-equivalent adjustment	40	37	78	79	79	77	158
Tax-equivalent net interest income	8,464	7,737	7,732	7,342	7,042	16,201	13,627
Provision for loan loss	300	300	200	-	200	600	200
Noninterest income	4,249	4,243	4,092	4,861	4,462	8,492	8,264
Total operating revenue	12,673	11,943	11,746	12,124	11,425	24,616	21,733
Noninterest expense	8,579	8,627	8,106	8,284	7,806	17,206	15,188
Pre-tax pre-provision income	4,094	3,316	3,640	3,840	3,619	7,410	6,545
Pretax income	3,794	3,016	3,440	3,840	3,419	6,810	6,345
Net income	3,107	2,453	4,032	2,723	2,317	5,560	4,310
Income available to common shareholders	2,863	2,209	3,788	2,479	2,073	5,072	3,822

PER SHARE INFORMATION:
Basic earnings per share	$0.45	0.40	0.79	0.52	0.43	0.85	0.79
Diluted earnings per share	0.40	0.35	0.64	0.43	0.37	0.75	0.68
Common dividends	0.080	0.075	0.075	0.070	0.070	0.155	0.135
Book value per common share	15.73	15.49	15.05	14.57	14.22	15.73	14.22
Tangible book value per common share	14.57	14.27	13.27	12.64	12.20	14.57	12.20
Fully converted TBV per common share	13.66	13.42	12.42	11.94	11.60	13.66	11.60
Market price per common share	20.32	18.51	18.49	17.16	16.88	20.32	16.88
Market price per preferred share	19.82	18.20	17.90	16.45	16.89	19.82	16.89
Market price to tangible book value	139.5%	129.7%	139.3%	135.8%	138.4%	139.5%	138.4%
Market price to trailing 12 month EPS	11.2	10.3	10.6	11.6	11.7	11.2	11.7

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.35%	1.08%	1.83%	1.27%	1.09%	1.21%	1.03%
Pre-tax pre-provision ROAA	1.78%	1.46%	1.65%	1.79%	1.70%	1.61%	1.56%
Return on average equity	10.02%	9.03%	17.52%	12.11%	10.45%	9.64%	9.80%
Return on average tangible equity	13.28%	12.54%	26.16%	18.28%	15.91%	13.08%	14.97%
Efficiency ratio	67.67%	72.22%	68.99%	68.30%	68.30%	69.88%	69.86%
Earning asset yield	4.76%	4.41%	4.52%	4.36%	4.26%	4.46%	4.18%
Cost of interest bearing liabilities	0.80%	0.71%	0.69%	0.68%	0.64%	0.75%	0.62%
Net interest margin	4.12%	3.84%	3.92%	3.77%	3.69%	3.87%	3.62%
Tax equivalent effect	0.02%	0.02%	0.04%	0.04%	0.04%	0.02%	0.04%
Net interest margin, tax equivalent	4.14%	3.86%	3.96%	3.81%	3.73%	3.89%	3.66%
Non interest income/Average assets	1.84%	1.87%	1.86%	2.27%	2.09%	1.85%	1.97%
Non interest expense/Average assets	3.72%	3.81%	3.68%	3.87%	3.66%	3.74%	3.62%
Net noninterest expense/Average assets	1.88%	1.93%	1.82%	1.60%	1.57%	1.89%	1.65%

ASSET QUALITY RATIOS:
Gross charge-offs	$54	19	36	75	69	73	120
Recoveries	29	9	5	10	15	38	20
Net charge-offs	25	10	31	65	54	35	100
Nonaccruing loans/ Total loans	0.28%	0.33%	0.39%	0.35%	0.38%	0.28%	0.38%
Nonperforming loans/ Total loans	0.43%	0.49%	0.55%	0.54%	0.59%	0.43%	0.59%
Nonperforming assets/ Loans & OREO	0.43%	0.50%	0.55%	0.55%	0.60%	0.43%	0.60%
Nonperforming assets/ Total assets	0.34%	0.38%	0.44%	0.43%	0.46%	0.34%	0.46%
Allowance for loan loss/ Nonperforming loans	263.54%	239.20%	206.89%	213.25%	205.06%	263.54%	205.06%
Allowance for loan loss/ Total loans	1.13%	1.16%	1.14%	1.15%	1.20%	1.13%	1.20%
Net loan charge-offs/ Average loans (ann.)	0.01%	0.01%	0.02%	0.04%	0.03%	0.01%	0.03%
Loan loss provision/ Net charge-offs	1200.00%	3000.00%	645.16%	0.00%	370.37%	1714.29%	200.00%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	100.05%	94.45%	95.48%	94.18%	92.12%	100.05%	92.12%
Equity/ Assets	13.24%	13.28%	10.72%	10.57%	10.50%	13.24%	10.50%
Tangible equity/ Tangible assets	10.20%	10.17%	7.39%	7.17%	7.05%	10.20%	7.05%
Tangible equity adjusted for conversion	11.71%	11.71%	9.02%	8.83%	8.74%	11.71%	8.74%
Common equity tier 1 ratio (Bank) - 6/18 est.	12.50%	12.23%	10.53%	10.39%	10.34%	12.50%	10.34%

END OF PERIOD BALANCES
Total assets	$944,785	925,641	876,627	860,462	847,668	944,785	847,668
Total loans	753,285	707,207	696,615	675,075	651,589	753,285	651,589
Deposits	752,879	748,795	729,600	716,807	707,333	752,879	707,333
Stockholders equity	125,104	122,899	94,000	90,909	89,031	125,104	89,031
Goodwill & intangibles	16,406	16,409	16,411	16,414	16,417	16,406	16,417
Preferred equity	13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	94,715	92,507	63,606	60,512	58,631	94,715	58,631
Mortgage servicing portfolio	1,030,780	1,004,728	994,915	979,251	952,364	1,030,780	952,364
Wealth/Brokerage assets under care	407,592	411,654	437,034	429,777	407,268	407,592	407,268
Total assets under care	2,383,157	2,342,023	2,308,576	2,269,490	2,207,300	2,383,157	2,207,300
Full-time equivalent employees (actual)	241	240	240	237	237	241	237
Period end basic shares outstanding	6,502	6,483	4,793	4,788	4,807	6,502	4,807
Period end outstanding (Series A Converted)	1,453	1,453	1,453	1,452	1,452	1,453	1,452

AVERAGE BALANCES
Total assets	$922,355	906,281	880,446	857,147	852,526	920,024	840,044
Total earning assets	817,270	802,358	781,795	771,722	754,736	832,849	743,703
Total loans	724,710	711,733	691,929	667,943	644,658	737,544	641,094
Deposits	739,877	738,867	731,992	712,614	717,472	745,231	700,598
Stockholders equity	123,990	108,662	92,036	89,974	88,637	115,387	87,985
Intangibles	16,407	16,410	16,412	16,415	16,418	16,409	16,419
Preferred equity	13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	93,600	78,269	61,641	59,576	58,236	84,995	57,583
Average basic shares outstanding	6,489	5,519	4,790	4,797	4,827	5,936	4,839
Average diluted shares outstanding	8,003	7,055	6,329	6,326	6,351	7,454	6,366

8

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three Months Ended June 30, 2018 and 2017

($ in thousands)	Three Months Ended Jun. 30, 2018			Three Months Ended Jun. 30, 2017
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$80,610	612	3.04%	$95,748	569	2.38%
Nontaxable securities	11,950	115	3.85%	14,330	133	3.69%
Loans, net	724,710	9,004	4.97%	644,658	7,264	4.51%
Total earning assets	817,270	9,731	4.76%	754,736	7,966	4.22%
Cash and due from banks	32,930			38,905
Allowance for loan losses	(8,178)			(7,756)
Premises and equipment	21,476			21,062
Other assets	58,857			45,579
Total assets	$922,355			$852,526

Liabilities
Savings and interest bearing demand	$393,507	303	0.31%	$371,352	194	0.21%
Time deposits	214,928	788	1.47%	219,716	669	1.22%
Repurchase agreements & Other	15,646	6	0.15%	9,728	6	0.25%
Advances from Federal Home Loan Bank	20,655	110	2.13%	15,995	63	1.58%
Trust preferred securities	10,310	100	3.88%	10,310	71	2.75%
Total interest bearing liabilities	655,046	1,307	0.80%	627,101	1,003	0.64%
Non interest bearing demand	131,442	-		126,404	-
Total funding	786,488		0.66%	753,505		0.53%
Other liabilities	11,877			10,384
Total liabilities	798,365			763,889
Equity	123,990		559,131	88,637
Total liabilities and equity	$922,355			$852,526
Net interest income		$8,424			$6,963
Net interest income as a percent of average interest-earning assets - GAAP measure			4.12%			3.69%
Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			4.14%			3.73%

9

	Six Months Ended Jun. 30, 2018			Six Months Ended Jun. 30, 2017
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$83,225	1,186	2.85%	$88,363	1,030	2.33%
Nontaxable securities	12,080	232	3.84%	14,246	266	3.73%
Loans, net	737,544	17,165	4.65%	641,094	14,084	4.39%
Total earning assets	832,849	18,583	4.46%	743,703	15,380	4.14%
Cash and due from banks	27,773			38,285
Allowance for loan losses	(8,311)			(7,778)
Premises and equipment	21,855			20,829
Other assets	45,858			45,005
Total assets	$920,024			$840,044

Liabilities
Savings and interest bearing demand	$393,384	559	0.28%	$364,982	366	0.20%
Time deposits	215,208	1,507	1.40%	211,460	1,245	1.18%
Repurchase agreements & Other	13,196	16	0.24%	11,753	10	0.17%
Advances from Federal Home Loan Bank	22,786	189	1.66%	19,464	149	1.53%
Trust preferred securities	10,310	188	3.65%	10,310	141	2.74%
Total interest bearing liabilities	654,884	2,459	0.75%	617,969	1,911	0.62%
Non interest bearing demand	136,639		0.62%	124,156		0.52%
Total funding	791,523			742,125
Other liabilities	13,114			9,934
Total liabilities	804,637			752,059
Equity	115,387			87,985
Total liabilities and equity	$920,024			$840,044
Net interest income		$16,124			$13,469
Net interest income as a percent of average interest-earning assets - GAAP measure			3.87%			3.62%
Net interest income as a percent of average interest-earning assets - non GAAP			3.89%			3.66%
- Computed on a fully tax equivalent (FTE) basis

10